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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 12, 2001
                                  -------------
                Date of report (Date of earliest event reported)

                            ELGIN TECHNOLOGIES, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    ---------
                 (State or Other Jurisdiction of Incorporation)

               0-30732                                   95-4581906
               -------                                   ----------
       (Commission File Number)                (IRS Employer Identification No.)

     10 COLUMBIA DRIVE, AMHERST, NH                         03031
     ------------------------------                         -----
(Address of Principal Executive Offices)                  (Zip Code)
                                 (603) 598-4700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



                           INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4, 6 through 8 Not Applicable.

Item 5.  Other Events.

ITEM 5.  OTHER EVENTS.

         REGISTRATION STATEMENT ON FORM 10-SB
         ------------------------------------

         On July 12, 2001, the Securities Exchange Commission (the "SEC") communicated to Elgin Technologies, Inc. (the "Company"), that the SEC had reached a position of no further comments with respect to the Company's registration statement on Form 10-SB filed under the Securities Exchange Act of 1934, as amended (the "Form 10-SB").

         From October 1997 to November 1999 the Company's common stock was quoted on the OTC Bulletin Board under the symbol ELGN. During this period the Company was not an SEC reporting company. In January 1999, the SEC approved amendments to the


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NASD OTC Bulletin Board Eligibility Rules 6530 and 6540 (the "Eligibility
Rules"). The amended Eligibility Rules require companies listed on the OTC Bulletin Board to be SEC reporting companies. Accordingly, on March 9, 2000, the Company filed a registration statement on Form 10-SB. The Company filed four amendments to the Form 10-SB in response to comments by the SEC - the most recent on July 5, 2001.

         The Company's Form 10-SB, as amended, became effective for reporting purposes on May 9, 2000 pursuant to Section 12(g)(1) of the Securities and Exchange Act of 1934, as amended. However, the Eligibility Rules also require that the SEC come to a position of no further comments regarding any registration statement on Form 10-SB before the NASD OTC Bulletin Board considers a company compliant. On July 12, 2001, the SEC came to a position of no further comments.

         QUOTATION APPLICATION
         ---------------------

         The Company's common stock is currently listed on the National Quotation Bureau's Pink Sheets. As the Company's Form 10-SB, as amended, cleared comments from the SEC on July 12, 2001, the Company is currently in the process of filing for its common stock to be relisted on the OTC Bulletin Board. The Company cannot assure that the OTC Bulletin Board will quote the Company's common stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   July 23, 2001             ELGIN TECHNOLOGIES, INC.



                                   /s/  Michael Smith
                                   ---------------------
                                   By:  Michael J. Smith
                                   Its: Chief Financial Officer and
                                           Executive Vice President